Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 30, 2020, by and among StoneMor Inc., a Delaware corporation (“StoneMor”), and each of the other parties listed on the signature pages hereto (the “Initial Holders” and, together with the Company, the “Parties”).

1. Definitions. As used in this Agreement, the following terms have the meanings indicated below.

“Agreement” has the meaning set forth in the preamble.

“AIM” means American Cemeteries Infrastructure Investors LLC.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Axar” means Axar Capital Management, LP, Axar GP, LLC, Axar Master Fund, Ltd. and any fund or account managed by Axar Capital Management, LP.

“Blackout Period” has the meaning set forth in Section 3(o).

“Board” means the board of directors of the Company.

“Business Day” means, with respect to the recipient of any notice, any day except a Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to close.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” means StoneMor.

“Company Securities” means any equity interest of any class or series in the Company.

“Demand Holder” means AIM and Axar and each transferee of Sponsor Registrable Securities directly or indirectly (in a chain of title) from a Sponsor if such transferee to whom the right to request a Demand Registration under Section 2(b) has been expressly assigned in writing directly or indirectly (in a chain of title) from a Sponsor as permitted by Section 2(c)(iv) hereof.

“Demand Notice” has the meaning set forth in Section 2(b)(i).

“Demand Registration” has the meaning set forth in Section 2(b)(i).

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” means the period during which the Company is obligated to use all commercially reasonable efforts to keep a Registration Statement effective pursuant to Section 2(a) or Section 2(b)(ii) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Holder” means (i) each Initial Holder unless and until such Initial Holder ceases to hold any Registrable Securities; and (ii) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 9(e) hereof; provided that any Person referenced in clause (ii) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Holder Indemnified Persons” has the meaning set forth in Section 6(a).

“Holder Lock-Up Period” has the meaning set forth in Section 3(p).

“Initial Holders” has the meaning set forth in the Preamble.

“Initiating Holder(s)” means the Demand Holder(s) delivering the Demand Notice or the Underwritten Offering Notice, as applicable.

“Losses” has the meaning set forth in Section 6(a).

“Managing Underwriter” means, with respect to any Underwritten Offering or Overnight Underwritten Offering, the book running lead manager or managers of such Underwritten Offering or Overnight Underwritten Offering.

“Minimum Amount” has the meaning set forth in Section 2(b)(i).

“Non-Sponsor Registrable Securities” means the Shares (other than Restricted Shares) issued to or acquired by StoneMor GP Holdings, LLC (and each transferee of StoneMor GP Holdings, LLC who is a Holder in accordance with the provisos to the definition of Holder provided for herein), and any Shares (other than Restricted Shares) into which Share Equivalents held by StoneMor GP Holdings, LLC (and each transferee of StoneMor GP Holdings, LLC who is a Holder in accordance with the provisos to the definition of Holder provided for herein) have been or may be converted, exchanged or acquired and any other securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, that any Non-Sponsor Registrable Security will cease to be a Non-Sponsor Registrable Security when (a) a registration statement covering such Non-Sponsor Registrable Security has been declared effective by the Commission and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (c)(i) it has been otherwise transferred, (ii) the Company has delivered a new certificate or other evidence of ownership for it not bearing any restrictive legend and (iii) it may be resold without subsequent registration under the Securities Act or (d) it is held by a Person that is not a Holder in accordance with the provisos to the definition of Holder provided for herein.

“Overnight Underwritten Offering” means an Underwritten Offering that is expected to be launched after the close of trading on one trading day and priced before the open of trading on the next succeeding trading day.

“Parties” has the meaning set forth in the preamble.

“Piggyback Registration” has the meaning set forth in Section 2(e)(i).

“Piggyback Registration Notice” has the meaning set forth in Section 2(e)(i).

“Piggyback Registration Request” has the meaning set forth in Section 2(e)(i).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, collectively, the Sponsor Registrable Securities and the Non-Sponsor Registrable Securities.

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means a registration statement of the Company in the form required to register under the Securities Act and other applicable law the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder of Registrable Securities included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requested Underwritten Offering” has the meaning set forth in Section 2(d)(i).

“Restricted Shares” means any Shares granted to employees, directors or other service providers of the Company or its Affiliates that, at the time of determination required under this Agreement, is subject to forfeiture restrictions (which, for the purposes of this Agreement, shall include any contingent obligation of such employee, director or other service provider to forfeit Shares or to transfer Shares at a price below the then prevailing market price of the Shares).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (except as set forth in Section 5).

“Share Equivalents” means (without duplication with any other Shares or Share Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Shares or securities convertible or exchangeable into Shares, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

“Shares” means (i) the Common Stock held by the Holders as of the date hereof, and (ii) and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Shares and such Shares shall be deemed to be in existence whenever such Person has the right to acquire such Shares (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right other than vesting), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Shares.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“Sponsor” means AIM and Axar.

“Sponsor Registrable Securities” means the Shares owned or hereafter acquired by a Sponsor, and any Shares into which Share Equivalents held by a Sponsor have been converted, exchanged or acquired and any other securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, that any Sponsor Registrable Security will cease to be a Sponsor Registrable Security when (a) a registration statement covering such Sponsor Registrable Security has been declared effective by the Commission and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in effect) under the Securities Act are met, (c)(i) it has been otherwise transferred, (ii) the Company has delivered a new certificate or other evidence of ownership for it not bearing any restrictive legend and (iii) it may be resold without subsequent registration under the Securities Act, or (d) it is held by a Person that is not a Holder in accordance with the provisos to the definition of Holder provided for herein.

“Suspension Period” has the meaning set forth in Section 9(b).

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Underwritten Offering” means an offering of Shares for cash (whether a Requested Underwritten Offering or in connection with a public offering of Shares by the Company, holders of Shares or both) in which Shares are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks, excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 or an offering on any registration statement form that does not permit secondary sales.

“Underwritten Offering Notice” has the meaning set forth in Section 2(d)(i).

“Underwritten Offering Piggyback Notice” has the meaning set forth in Section 2(e)(iii).

“Underwritten Offering Piggyback Request” has the meaning set forth in Section 2(e)(iii).

“Underwritten Piggyback Offering” has the meaning set forth in Section 2(e)(iii).

“VWAP” per Share shall mean the volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “DM <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such trading day (or if such volume-weighted average price is unavailable, the closing price of one share of Common Stock on such trading day as reported on the New York Stock Exchange’s website or the website of the National Securities Exchange upon which the Common Stock are listed). If the VWAP cannot be calculated for the Common Stock on a particular date on any of the foregoing bases, the VWAP of the Common Stock on such date shall be the fair market value as mutually determined in good faith by the Company and the Demand Holders in a commercially reasonable manner.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to Sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2. Registration.

(a) Form S-3 Shelf Registration Statement. As soon as reasonably practicable after April 1, 2020 (or such later date on which the Company is eligible to use Form S-3 to register Registrable Securities for sale by the Holders thereof), the Company shall prepare and file with the Commission a Shelf Registration Statement on Form S-3 and shall use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective under the Securities Act within ninety (90) days after filing and to remain effective under the Securities Act until all Registrable Securities covered by such Shelf Registration Statement have been sold.

(b) Demand Registration.

(i) If the Company is not eligible to use Form S-3 to file a Shelf Registration Statement by December 31, 2020, then each of AIM and Axar shall have the option and right, exercisable by AIM once and Axar once, respectively, by delivering a written notice to the Company (a “Demand Notice”), to require the Company to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 pursuant to a Shelf Registration Statement (a “Demand Registration”). The Demand Notice must set forth the number of Registrable Securities that the Initiating Holder(s) intend to include in such Demand Registration and the intended methods of disposition thereof. Notwithstanding anything to the contrary herein, in no event shall the Company be required to effectuate a Demand Registration unless the Registrable Securities of the Initiating Holder(s) and their respective Affiliates to be included therein have an aggregate value, based on the VWAP for the immediate and consecutive twenty trading day period prior to the date of the Demand Notice, of at least $10 million (the “Minimum Amount”).

(ii) Within forty-five (45) days after the receipt of the Demand Notice, the Company shall, subject to the limitations of this
Section 2(b), file a Registration Statement in accordance with the terms and conditions of the Demand Notice. The Company shall use all commercially reasonable efforts to cause such Registration Statement to become and remain effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold; provided that the Company shall not be required to keep such Registration Statement in effect for a period of more than 180 days if the Company is not then eligible to use Form S-3.

(iii) Subject to the other limitations contained in this Agreement, the Company is not obligated hereunder to file any Registration Statement pursuant to a Demand Registration if a Registration Statement covering all of the Registrable Securities held by the Initiating Holder(s) shall have become and remains effective under the Securities Act and is sufficient to permit offers and sales of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in the Demand Notice. No Demand Registration shall be deemed to have occurred for purposes of this Section 2(a)(iii) if the Registration Statement relating thereto does not become effective or is not maintained effective for its entire Effectiveness Period, in which case the Initiating
Holder(s) shall be entitled to a Demand Registration in lieu thereof.

(iv) A Holder may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of a notice from an Initiating Holder that such Initiating Holder is withdrawing an amount of its Registrable Shares such that the remaining amount of Registrable Shares to be included in the Demand Registration is below the Minimum Amount, the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement.

(c) Related Provisions.

(i) The Company may include in any Registration Statement filed pursuant to this Section 2 other Company Securities for sale for its own account or for the account of any other Person, subject to Section 2(f).

(ii) Subject to the limitations contained in this Agreement, the Company shall effect any Demand Registration on such appropriate registration form of the Commission (A) as shall be selected by the Company and (B) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand Notice; provided that if the Company becomes, and is at the time of its receipt of a Demand Notice, a WKSI, the Demand Registration for any offering and selling of Registrable Securities shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company). If at any time a Registration Statement on Form S-3 is effective and a Holder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place.

(iii) Without limiting Section 3, in connection with any Registration Statement filed pursuant to and in accordance with this Section 2, the Company shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Registration Statement, including under the securities laws of such jurisdictions as the Holders shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Registration Statement on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the Holders to enable the Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(iv) In the event a Holder transfers Registrable Securities included on a Registration Statement filed pursuant to this Section 2 and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Company shall amend or supplement such Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or (B) the Company has received written consent therefor from a Person for whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

(d) Requested Underwritten Offering.

(i) Any Demand Holder(s) shall have the option and right, exercisable by delivering written notice to the Company of its intention to distribute Registrable Securities by means of an Underwritten Offering (an “Underwritten Offering Notice”), to require the Company, pursuant to the terms of and subject to the limitations of this Agreement, to effectuate a distribution of any or all of its Registrable Securities by means of an Underwritten Offering pursuant to the Registration Statement filed pursuant to Section 2(a) or Section 2(b) hereof covering such Registrable Securities (a “Requested Underwritten Offering”). Notwithstanding anything to the contrary herein, in no event shall: (i) the Company be required to effectuate a Requested Underwritten Offering unless the Registrable Securities of the Initiating Holder(s) and their respective Affiliates to be included therein have an aggregate value, based on the VWAP for the immediate and consecutive twenty trading day period prior to the date of the Underwritten Offering Notice, of at least the Minimum Amount; (ii) each of the Demand Holders be entitled to make more than two requests for Requested Underwritten Offering pursuant to the foregoing provisions or (iii) more than one Underwritten Offering Notice be given within any six-month period unless the Requested Underwritten Offering contemplated by the earlier of the two Underwritten Offering Notices has been closed or withdrawn other than at the request of the Initiating Holder.

(ii) The Underwritten Offering Notice must set forth the number of Registrable Securities that such Holder intends to include in such Requested Underwritten Offering. Upon receipt of a notice from an Initiating Holder that such Initiating Holder is withdrawing an amount of its Registrable Shares such that the remaining amount of Registrable Shares to be included in the Requested Underwritten Offering is below the Minimum Amount, the Company shall have no further obligation to effectuate such Requested Underwritten Offering. The Managing Underwriter of a Requested Underwritten Offering shall be designated by the Initiating Holder; provided, however, that such designated Managing Underwriter shall be reasonably acceptable to the Company.

(e) Piggyback Registration and Piggyback Underwritten Offering.

(i) If the Company shall at any time propose to file a Registration Statement under the Securities Act with respect to an offering of Shares (other than a Registration Statement on Form S-4, Form S-8 or any successor forms thereto or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for its own account, including any Demand Registration, then the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least ten Business Days before) the anticipated filing date (the “Piggyback Registration Notice”), provided, however, that in the event of a Registration Statement filed in connection with an Underwritten Offering, the notice provisions of Section 2(f)(iii) shall apply. The Piggyback Registration Notice shall offer Holders the opportunity to include for registration in such Registration Statement the number of Registrable Securities as they may request in writing (a “Piggyback Registration”). The Company shall use all commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests for inclusion therein (“Piggyback Registration Request”) within three Business Days after sending the Piggyback Registration Notice, provided, however, that in the event of a Registration Statement filed in connection with an Underwritten Offering, the provisions of Section 2(f)(iii) shall apply with respect to requests for inclusion; and provided further, that the Company shall not so notify any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering; and provided further, that the Company shall not be obligated to include Registrable Securities of any Holder in any such Piggyback Registration unless the Registrable Securities included in such Holder’s Piggyback Registration Request have an aggregate value, based on the VWAP for the immediate and consecutive twenty trading day period prior to the date of the Piggyback Registration Request, of at least $5 million.

(ii) Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided that (A) such request must be made in writing prior to the effectiveness of such Registration Statement and (B) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable

Securities in the Piggyback Registration as to which such withdrawal was made; provided, however, that in the event of a Registration Statement filed in connection with an Underwritten Offering, the withdrawal provisions of Section 2(f)(iii) shall apply. Any withdrawing Holder shall continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statement as may be filed by the Company with respect to offerings of Shares, all upon the terms and conditions set forth herein.

(iii) If the Company shall at any time propose to conduct an Underwritten Offering (including a Requested Underwritten Offering), whether or not for its own account, then the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days before or two Business Days before in connection with a “bought deal” or Overnight Underwritten Offering) the commencement of the offering, which notice shall set forth the principal terms and conditions of the issuance, including the proposed offering price (or range of offering prices), the anticipated filing date of the related Registration Statement (if applicable) and the number of Shares that are proposed to be registered (the “Underwritten Offering Piggyback Notice”); provided, however, that the Company shall not so notify any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering. Receipt of any Underwritten Offering Piggyback Notice required to be provided in this Section 2(f)(iii) to Holders shall be kept confidential by the Holder until such proposed Underwritten Offering is (i) publicly announced or (ii) such Holder receives notice that such proposed Underwritten Offering has been abandoned, which such notice shall be provided promptly by the Company to each Holder. The Underwritten Offering Piggyback Notice shall offer Holders the opportunity to include in such Underwritten Offering (and any related registration, if applicable) the number of Registrable Securities as they may request in writing (an “Underwritten Piggyback Offering”); provided, however, that in the event that the Company proposes to effectuate the subject Underwritten Offering pursuant to an effective Shelf Registration Statement of the Company other than an Automatic Shelf Registration Statement, only Registrable Securities of Holders which are subject to an effective Shelf Registration Statement may be included in such Underwritten Piggyback Offering, unless the Company is then able to file an Automatic Shelf Registration Statement and in the reasonable judgment of the Company, the filing of the same including Registrable Securities of Holders that are not otherwise included in an effective Shelf Registration Statement would not have a material adverse effect on the price, timing or distribution of the Shares in such Underwritten Piggyback Offering. The Company shall use all commercially reasonable efforts to include in each such Underwritten Piggyback Offering such Registrable Securities for which the Company has received written requests for inclusion therein (“Underwritten Offering Piggyback Request”) within three Business Days after sending the Underwritten Offering Piggyback Notice (or one Business Day in connection with a “bought deal” or Overnight Underwritten Offering); provided, however, that the Company shall not be required to include in such Underwritten Piggyback Offering a Holder’s Registrable Securities in the event such Holder, together with its Affiliates, does not request for inclusion Registrable Securities having an aggregate value, based on the VWAP for the immediate and consecutive twenty trading day period prior to the Underwritten Offering Piggyback Notice, of at least $5 million. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from an Underwritten Piggyback Offering at any time.

(iv) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c) at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5 hereof.

(f) Priority in Underwritten Offerings. In connection with an Underwritten Offering, if the Managing Underwriter of any such Underwritten Offering advises the Company, and the Company advises the Holders in writing, that, in the reasonable opinion of the Managing Underwriter, the total amount of Shares (or securities convertible into or exercisable or exchangeable for Shares) that the Holders and any other Persons (including the Company) intend to include in such Underwritten Offering (and any related registration, if applicable) exceeds the number that can be included in such Underwritten Offering without being likely to have a material adverse effect on the price, timing or distribution of the Shares offered or the market for the Shares (or securities convertible into or exercisable or exchangeable for Shares), then the Shares to be included in such Underwritten Offering (in each case subject to the other terms and provisions of this Agreement) shall include the number of Shares that such Managing Underwriter, in its reasonable opinion, advises the Company can be sold without having such adverse effect, with such number to be allocated as follows (in each case, with respect to such Persons that have validly requested to include shares of Shares in such Underwritten Offering in accordance with this Agreement or otherwise pursuant to rights of registration granted by the Company):

(i) if the offering was initiated for and on behalf of the Company:

(A) first, to the Company;

(B) second, to the Holders, pro rata in accordance with the number of Registrable Securities then held by each such Holder; and

(C) third, to all other holders of Shares entitled to participate in such Underwritten Offering, pro rata in accordance with the number of Shares then held by such other holders;

(ii) in the case of a Requested Underwritten Offering:

(A) first, the Holders, pro rata based on the relative number of Registrable Securities then held by each such Holder;

(B) second, to the Company; and

(C) third, pro rata among all other holders of Shares entitled to participate in such Underwritten Offering, pro rata in accordance with the number of Shares then held by such other holders;

(iii) if the offering was not initiated for and on behalf of the Company and was initiated for and on behalf of any holder of registration rights (other than any Holder):

(A) first, to such other holders and the Holders, pro rata based on the number of Shares held by such other holders and the Holders;

(B) second, to the Company; and

(C) third, pro rata among all other holders of Shares proposed to be included in such offering based on the number of Shares held by such other holders.

3. Registration and Underwritten Offering Procedures.

The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

(a) In connection with a Demand Registration, the Company will, at least five Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use all commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b) In connection with a Piggyback Registration, Underwritten Piggyback Offering or a Requested Underwritten Offering, the Company will, at least three Business Days (or one Business Day in the case of any Overnight Underwritten Offering or “bought deal”) prior to the anticipated filing of any initial Registration Statement that identifies the Holders and any related Prospectus or any amendment or supplement thereto, as applicable, (i) furnish to such Holders copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Holders and any related Prospectus or any amendment or supplement thereto prior to filing and (ii) use all commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(c) The Company will use all commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling stockholders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company.

(d) The Company will comply with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e) The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(f) The Company will use all commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(g) During the Effectiveness Period, the Company will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(h) The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, including Section 9(b), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) The Company will cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement.

(j) Upon the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) With respect to Underwritten Offerings, subject to the right of a Holder to withdraw such Holder’s Registrable Securities from an Underwritten Offering in accordance with the terms of this Agreement, (i) the right of any Holder to include such Holder’s Registrable Securities in an Underwritten Offering shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (ii) each Holder participating in such Underwritten Offering agrees to enter into an underwriting agreement in customary form and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the Managing Underwriter hereunder and (iii) each Holder participating in such Underwritten Offering agrees to complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily and reasonably required of selling stockholders under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters.

(l) For a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available, upon reasonable notice at the Company’s principal place of business or such other reasonable place, for inspection during normal business hours by a representative or representatives of the selling Holders, the Managing Underwriter and any attorneys or accountants retained by such selling Holders or underwriters, all such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless disclosure of such information is required by court or administrative order or, in the opinion of counsel to such Person, law, in which case, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company (at the Company’s expense) in seeking to prevent or limit the proposed disclosure.

(m) In connection with any Requested Underwritten Offering, the Company will use all commercially reasonable efforts to take such actions as the Holders reasonably request in order to expedite or facilitate the disposition of the Registrable Securities subject to such Requested Underwritten Offering and to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and “road shows”.

(n) Each Holder agrees to furnish to the Company any other information regarding the Holder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any Prospectus or prospectus supplement relating to an Underwritten Offering.

(o) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) or effect a Requested Underwritten Offering (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 60 days if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith and on the advice of counsel that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in such Registration Statement or (ii) the Company has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Company, would materially and adversely affect the Company or (iii) the Board determines such registration would render the Company unable to comply with applicable securities laws (any such period, a “Blackout Period”). Notwithstanding anything to the contrary in this Agreement, in no event shall any Blackout Periods, any Suspension Periods and any Holder Lock-Up Periods collectively continue for more than 120 days in the aggregate during any 12-month period.

(p) In connection with an Underwritten Offering, the Company shall use all commercially reasonable efforts to provide to each Holder named as a selling securityholder in any Registration Statement a copy of any auditor “comfort” letters or customary legal opinions, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering, not later than the Business Day prior to the Effective Date. In connection with any Underwritten Offering by the Company or any Holder of Registrable Securities effected pursuant to this Agreement, each Holder of Registrable Securities agrees not to effect any public sale or distribution of securities similar to those being registered or of any securities convertible into or exchangeable or exercisable for such securities or hedging or other derivative transactions relating to the Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the period beginning 14 days prior to the expected date of “pricing” of such offering and continuing for a period that is the same as required in any “lock-up” agreement with the underwriters in such Underwritten Offering, provided such period is not to exceed 90 days with respect to any offering, beginning on the date of such final prospectus (or prospectus supplement if the offering is made pursuant to a Shelf Registration Statement) except as part of such registration (the “Holder Lock-Up Period”). If and to the extent requested by the Managing Underwriter(s), each such Holder of Registrable Securities agrees to execute an agreement to the foregoing effect with the Underwriters for such offering on such terms as the Managing Underwriter(s) shall reasonably request (with such modification as reasonably requested by such Managing Underwriter(s) to take into consideration then customary market terms or any other existing rules of an applicable securities exchange regarding research analyst publications). Notwithstanding the foregoing, subject to applicable securities laws and the restrictions contained in the Company’s certificate of incorporation, a Sponsor may transfer any securities of the Company as follows: (i) as a transfer or distribution or exchange to Affiliates of a Sponsor, provided that such Affiliates agree to be bound in writing by the same restrictions set forth in this Section 3; or (ii) with respect to sales of securities acquired in the open market.

4. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is superior to or inconsistent with or that in any way violates or subordinates rights granted to the Holders by this Agreement.

5. Registration Expenses. All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Requested Underwritten Offering, Piggyback Registration or Underwritten Piggyback Offering (in each case, excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market and (B) in compliance with applicable state securities or “Blue Sky” laws), (ii) printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors and accountants for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (vii) the fees and expenses of one law firm of national standing selected by the Holders owning the majority of the Registrable Securities to be included in any such registration or offering and (viii) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.” In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers and directors and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading or (ii) any violation or alleged violation by the Company of this Agreement, the Securities Act or the Exchange Act; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any indemnified party and shall survive the transfer of such securities by such Holder. Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its subsidiaries and each of their respective officers, directors, managers, governors and agents, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, to the extent arising out of any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

7. Facilitation of Sales Pursuant to Rule 144.

(a) To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8. Information Rights in Private Sale.

(a) If any Demand Holders who then hold in the aggregate a minimum of 15% of the Company’s outstanding Common Stock on a fully diluted basis, including (i) conversion or exercise of all securities convertible into or exercisable for Common Stock, (ii) exercise of all outstanding options and warrants to purchase Common Stock and (iii) issuance of all unvested shares of Common Stock that remain subject to forfeiture pursuant to the terms of the award thereof (such Demand Holders, for purposes of this Section 8, being herein called the “Disposing Holders”) propose to transfer in a private transaction Registrable Securities having a an aggregate value, based on the VWAP for the immediate and consecutive twenty trading day period prior to the date on which such Disposing Holders first request the access hereinafter described with respect to such proposed transfer in excess of $5,000,000, then the Company shall afford to such Disposing Holders, such prospective transferees and their respective counsel, accountants, lenders and other representatives, full access during normal business hours to the properties, books, contracts, records and management of the Company in order that such parties may have full opportunity to make such investigations as they shall desire to make of the Company and shall, upon request, promptly furnish to such parties all other information concerning the Company as such parties may reasonably request in connection with such prospective transfer, in each case subject to such confidentiality restrictions or obligations as the Company may reasonably require; provided, however, that any such investigation shall be conducted in such a manner as not to interfere unreasonably with the Company’s business and operations.

9. Miscellaneous

(a) Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. Subject to the last sentence of Section 3(o), each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to enforce the provisions of this Section 9(b).

(c) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Demand Holders (if the Demand Holders then own Registrable Securities); provided, however, that any amendment that has a disproportionate adverse effect on the rights of, or imposes additional obligations on, the Holders other than the Demand Holders (relative to the Demand Holders) shall require the consent of such Holders other than the Demand Holders that hold in the aggregate at least 50% of the Registrable Securities then held by such Holders (if such Holders then own Registrable Securities). The Holders acknowledge and agree that any Person that becomes a Holder shall have the rights and obligations set forth in this Agreement and that such Person becoming a Holder shall be deemed not to be an amendment to this Agreement. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 9(d) prior to 5:00 p.m. Central Time on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. Eastern Time on any date and earlier than 11:59 p.m. Eastern Time on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service and (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	StoneMor Inc.
3600 Horizon Boulevard
Trevose, PA 19053
Attn: Austin K. So
SVP, Chief Legal Officer & Secretary
Email: aso@stonemor.com

If to any Person who is then the registered Holder:	To the address of such Holder as it appears in the applicable register for the Registrable Securities or such other address as may be designated in writing by such Holder (including on the signature pages hereto).

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 9(e), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company (acting through the Board) and the Holders. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the parties hereto or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in in the Borough of Manhattan in the City of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(l) Termination. The provisions of this Agreement shall terminate and be of no further force or effect as to any Holder, when all Registrable Securities held by such Holder no longer constitute Registrable Securities; provided that the provisions of Section 6 of this Agreement shall survive for any sales of Registrable Securities prior to such date.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

By:	/s/ Austin K. So
Name:	Austin K. So
Title:	Senior Vice President, Chief Legal Officer and Secretary

HOLDERS:

SMP SPV LLC

By: Axar Capital Management, LP, its Investment Manager

By:	/s/ Andrew M. Axelrod
Name:	Andrew Axelrod
Title:	Authorized Signatory

Address for notice:

c/o Axar Capital Management, LP
1330 Avenue of the Americas, 30th Floor
New York, NY 10019
Attention: Andrew Axelrod
Electronic mail: aaxelrod@axarcapital.com

STAR V PARTNERS LLC

By: Axar Capital Management, LP, its Investment Manager

By:	/s/ Andrew M. Axelrod
Name:	Andrew Axelrod
Title:	Authorized Signatory

Address for notice:

c/o Axar Capital Management, LP
1330 Avenue of the Americas, 30th Floor
New York, NY 10019
Attention: Andrew Axelrod
Electronic mail: aaxelrod@axarcapital.com

BLACKWELL PARTNERS LLC – SERIES E, solely with respect to the assets for which Axar Capital Management LP acts as its Investment Manager

By: Axar Capital Management, LP, its Investment Manager

By:	/s/ Andrew M. Axelrod
Name:	Andrew Axelrod
Title:	Authorized Signatory

Address for notice:

c/o Axar Capital Management, LP
1330 Avenue of the Americas, 30th Floor
New York, NY 10019
Attention: Andrew Axelrod
Electronic mail: aaxelrod@axarcapital.com

AXAR MASTER FUND FH SPV LLC

By: Axar Capital Management, LP, its Investment Manager

By:	/s/ Andrew M. Axelrod
Name:	Andrew Axelrod
Title:	Authorized Signatory

Address for notice:

c/o Axar Capital Management, LP
1330 Avenue of the Americas, 30th Floor
New York, NY 10019
Attention: Andrew Axelrod
Electronic mail: aaxelrod@axarcapital.com

AMERICAN CEMETERIES INFRASTRUCTURE INVESTORS, LLC

By:	AIM Universal Holdings, LLC
its Managing Member

By:	/s/ Robert B. Hellman, Jr.
Name:	Robert B. Hellman, Jr.
Title:	Managing Member

Address for notice:

American Cemeteries Infrastructure Investors, LLC
950 Tower Lane, Suite 800,
Foster City, CA 94404
Electronic mail: bhellman@aimlp.com

STONEMOR GP HOLDINGS, LLC

By:	/s/ Robert B. Hellman, Jr.
Name:	Robert B. Hellman, Jr.
Title:	Authorized Person

Address for notice:

StoneMor GP Holdings, LLC
950 Tower Lane, Suite 800,
Foster City, CA 94404
Electronic mail: bhellman@aimlp.com